SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                            PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): DECEMBER 14, 2001
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                              GLOBESPANVIRATA, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                          000-26401                       75-2658218
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(State or Other Jurisdiction     (Commission                   (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)


100 SCHULZ DRIVE
RED BANK, NEW JERSEY                                                07701
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (732) 345-7500
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          (Former Name or Former Address, if Changed Since Last Report)

     This Amendment No. 1 to Form 8-K is being filed in order to include certain financial statements for Virata Corporation and certain unaudited pro forma condensed combined financial information as of June 30, 2001, for the six months ended June 30, 2001 and for the year ended December 31, 2000 reflecting the acquisition by Registrant of Virata Corporation, which closed on December 14, 2001.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Financial Statements of Businesses Acquired.

          The audited financial statements of Virata Corporation as of April 1, 2001 and April 2, 2000 and for each of the three fiscal years ended April 1, 2001 included in Virata's Annual Report on Form 10-K for the fiscal year ended April 1, 2001 are included as Exhibit 99.3 and incorporated herein by reference.

          The unaudited financial statements of Virata Corporation for the quarterly period ended July 1, 2001 included in Virata's Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2001 are included as Exhibit
99.4 and incorporated herein by reference.

     (b)     Pro Forma Financial Information.

          The unaudited pro forma condensed combined financial information included in pages 71 through 76 of Registrant's proxy statement/prospectus forming a part of its Registration Statement on Form S-4 (File No.: 333-72028) is included as Exhibit 99.5 and is incorporated herein by reference.

     (c)     Exhibits.

     No.       Description

     23.1      Consent of PricewaterhouseCoopers LLP, Independent Accountants.

     99.1      Press Release, dated December 14, 2001 (previously filed as
               Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on December 17, 2001).

     99.2      Press Release, dated December 16, 2001 (previously filed as
               Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed on December 17, 2001).

     99.3 The audited financial statements of Virata Corporation as of April 1, 2001 and April 2, 2000 and for each of the three fiscal years ended April 1, 2001 of Virata Corporation (incorporated by reference to Virata Corporation's Annual Report on Form 10-K for the fiscal year ended April 1, 2001).

     99.4 The unaudited financial statements of Virata Corporation for the quarterly period ended July 1, 2001 (incorporated by reference to Virata Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2001).

     99.5 The unaudited pro forma condensed combined financial information included in pages 71 through 76 of Registrant's proxy statement/prospectus forming a part of its Registration Statement on Form S-4 (incorporated by reference to File No.: 333-72028).

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLOBESPANVIRATA, INC.


                                          By:  /s/ Robert McMullan
                                               ______________________________
                                               Name:  Robert McMullan
Date: February 13, 2002                        Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
No.            Description

23.1           Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1           Press Release, dated December 14, 2001 (previously filed as
               Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on December 17, 2001).

99.2           Press Release, dated December 16, 2001 (previously filed as
               Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed on December 17, 2001).

99.3 The audited financial statements of Virata Corporation as of April 1, 2001 and April 2, 2000 and for each of the three fiscal years ended April 1, 2001 of Virata Corporation (incorporated by reference to Virata Corporation's Annual Report on Form 10-K for the fiscal year ended April 1, 2001).

99.4 The unaudited financial statements of Virata Corporation for the quarterly period ended July 1, 2001 (incorporated by reference to Virata Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2001).

99.5 The unaudited pro forma condensed combined financial information included in pages 71 through 76 of Registrant's proxy statement/prospectus forming a part of its Registration Statement on Form S-4 (incorporated by reference to File No.: 333-72028).